Joint Filer Information

Names: Deerfield Capital L.P., Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P., Deerfield Special Situations Fund International Limited

Address: Deerfield Capital, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P., Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P. 780 Third Avenue, 37th Floor
                              New York, NY 10017

                              Deerfield Special Situations Fund International Limited c/o Hemisphere Management (B.V.I.) Limited Bison Court, Columbus Centre, P.O. Box 3460
                              Road Town, Tortola
                              British Virgin Islands

Designated Filer:             James E. Flynn

Issuer and Ticker Symbol:     Dynavax Technologies Corp. [DVAX]

Date of Earliest Transaction
to be Reported:               July 18, 2007

The undersigned, Deerfield Capital, L.P., Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P. and Deerfield Special Situations Fund International Limited are jointly filing the attached Statement of Changes In Beneficial Ownership on Form 4 with James E. Flynn with respect to the beneficial ownership of securities of Dynavax Technologies Corporation


Signatures:

DEERFIELD CAPITAL, L.P.

By: J.E. Flynn Capital LLC, General Partner


By: /s/ Darren Levine
    -----------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By: Deerfield Capital, L.P.

By:  J.E. Flynn Capital LLC, General Partner


By: /s/ Darren Levine
    -----------------------------------
    Darren Levine, Authorized Signatory

DEERFIELD MANAGEMENT COMPANY, L.P.

By: Flynn Management LLC, General Partner


By: /s/ Darren Levine
    -----------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED

By: Deerfield Management Company

By: Flynn Management LLC, General Partner


By: /s/ Darren Levine
    -----------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD PRIVATE DESIGN FUND, L.P.

By: Deerfield Management Company

By: Flynn Management LLC, General Partner


By: /s/ Darren Levine
    -----------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD PRIVATE DESIGN INTERNATIONAL, L.P.

By: Deerfield Management Company

By: Flynn Management LLC,
    General Partner


By: /s/ Darren Levine
    -----------------------------------
    Darren Levine, Authorized Signatory